SELIGMAN

                     ---------------------------
                                    COMMON STOCK
                                      FUND, INC.



                                                             [GRAPHIC OMITTED]

                                                              MID-YEAR REPORT

                                                               JUNE 30, 2000

                                                              -------[]------
                                                             SEEKING FAVORABLE

                                                            CURRENT INCOME AND

                                                             LONG-TERM GROWTH

                                                              OF BOTH INCOME

                                                                AND CAPITAL

                                                             WITHOUT EXPOSING

                                                                CAPITAL TO

                                                                UNDUE RISK

                                                             [SELGIMAN LOGO]
                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED

                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE... VALUES ENDURE

J. & W. SELIGMAN & Co. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   15
Report of Independent Auditors ............................................   17
Board of Directors ........................................................   18
Executive Officers AND For More Information ...............................   19
Glossary of Financial Terms ...............................................   20

TO THE SHAREHOLDERS

The first half of 2000 presented a challenging investment environment for Seligman Common Stock Fund and for the stock market in general. During this time, the Fund delivered a total return of -1.05% based on the net asset value of Class A shares, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth & Income Funds Average declined -0.42% and -0.24%, respectively. These lackluster returns were not surprising, given the economic environment.

As early as June 1999, in an effort to slow the economy, the Federal Reserve Board began raising interest rates. Over the course of this one-year period, the federal funds rate was increased by 175 basis points, from 4.75%, before the June 1999 Fed meeting, to 6.50%, following the most recent 50-basis-point increase in May 2000. Despite these persistent tightening actions, the Fed's efforts seemed to have little effect on the strong US economy. Investors soon became concerned that the Fed would be unable to achieve its objective of an economic "soft landing." Ongoing economic strength could also prompt the Fed to continue raising interest rates, possibly significantly, which could adversely affect corporate profits and stock prices.

Investor fear finally induced a significant correction in the Nasdaq Composite Index (a technology-heavy index) in March. From March 10 through May 23, 2000, this index lost 37% of its market value. During this correction, investors abandoned some of the high-risk, and often speculative, technology stocks that had been in demand for most of 1999. Meanwhile, stocks with solid earnings and strong underlying fundamentals strengthened, while "concept stocks," those of companies with interesting ideas but no earnings, fell out of favor. The market also broadened, and small- and mid-cap stocks delivered strong relative performance.

As the six months ended June 30, 2000, came to a close, the economy finally showed signs of a slowdown. Growth and concept stocks temporarily regained some momentum, erasing some of the damage that had occurred earlier in the quarter. By the end of this six-month period, in which investors wavered between growth and value stocks, the broad market averages delivered generally flat results.

Looking ahead, we believe the economy will continue to moderate. In such an environment, we believe that the fundamentals of long-term investing will be more important than ever, and that diversification will once again be crucial for long-term success. Investors should work with their financial advisors to ensure that their portfolios are appropriately balanced based upon their time frames, their risk tolerances, and their unique financial situations.

While we feel that the economic slowdown and the corresponding moderation of the stock market are healthy long-term trends, the investment environment may in fact become more challenging. In 1999, many investors were successful simply by buying stocks that appeared to be on upward price trends. The rest of 2000 may present an environment that is more complex, making professional management and diversification, such as is offered through mutual funds, crucial. Mutual funds provide investors with an opportunity to obtain the services of money managers who have years of investment experience and the support of research teams to find the most promising opportunities. Mutual funds can also provide diversification, which is important for long-term investment success.

Thank you for your continued support of Seligman Common Stock Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                                      /s/ Brian T. Zino

                                      Brian T. Zino
                                      President

August 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

CHARLES C. SMITH, JR. AND RODNEY COLLINS


Q:  HOW DID SELIGMAN COMMON STOCK FUND PERFORM DURING THE FIRST SIX MONTHS OF
    2000?

A: During the first six months of 2000, Seligman Common Stock Fund posted a total return of -1.05% based on the net asset value of Class A shares. At the same time, the Lipper Growth & Income Funds Average returned -0.24% and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned -0.42%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST HALF OF THE FISCAL YEAR?

A: The Federal Reserve Board has been raising interest rates, steadily and somewhat aggressively, for one full year now in an attempt to place a drag on the economy. At first, these actions seemed to have little or no effect -- consumer confidence remained high, which fueled spending; unemployment remained historically low, which nearly created a labor shortage; and price increases in some areas of the economy seemed to be accelerating.

    Toward the end of the first quarter of 2000, investors began to worry that the Fed's actions thus far had been insufficient, forcing the Fed to continue raising rates, which would be bad news for stocks. This growing uncertainty finally toppled the most richly valued stocks -- mostly technology stocks -- by the middle of March. The Nasdaq Composite Index (a technology-heavy index) peaked at 5049 on March 10 and reached a low of 3165 on May 23, 2000, -- a 37% decline from peak to trough. During this two-month period of steep losses in the technology sector, investors began to focus on companies that could deliver solid earnings, rather than just on those whose prices had been driven by momentum.

    In June, evidence began to appear that the economy was in fact slowing, and at the Fed's June meeting interest rates were left unchanged -- a confirmation that the Fed was becoming convinced that its previous actions were having the desired effect. This lifted some of the uncertainty from the market, and technology stocks staged a recovery, while value-style stocks lagged for the month.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: We continued to position the portfolio for total return, without exposing capital to undue risk. At the beginning of the fiscal year, this meant that we continued to underweight technology stocks because we believed that these stocks were excessively valued. However, in March, when this sector experienced a correction, we added to the Fund's technology portfolio. We will continue to watch for opportunities to further increase the Fund's weighting in this sector and, if we can find attractively valued stocks, would like to achieve an increased weighting in technology by year end. However, we will remain mindful of valuations, and will not pursue these companies if we believe their prices are unreasonable. We believe that the weakness in technology will

[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED, FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)


--------------------------------------------------------------------------------
 ...A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

CHARLES C. SMITH, JR. AND RODNEY COLLINS

    continue through the end of the summer and into the fall, and we'll look for opportunities to take advantage of any such weakness to buy high-quality technology companies for the portfolio.

Q:  WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

A: Seligman Common Stock Fund's overweighting in energy and utilities was clearly a benefit during the first half of the year as the increase in oil prices and increased demand for natural gas pushed stocks for these companies higher. We believe that energy stocks will continue to do well as the global economy continues to recover.

    The Fund remained overweighted in financial stocks. Although these stocks generally do not perform well in a rising-rate environment -- in fact the sector as a whole was flat for the period -- the financial stocks in the portfolio delivered generally strong performances, and they made a positive contribution to the Fund's returns.

Q:  WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

A: The worst-performing market sectors during the first half of the year were basic materials, consumer stocks, and telecommunications. Fortunately, the Fund was underweighted in basic materials and consumer stocks. We were overweighted in telecommunications, which hurt the Fund's performance relative to its benchmarks, but we plan to remain overweighted because we believe that these stocks represent good value for the long term.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe the economy and the stock market will continue to moderate, as we began to see during the end of the first half of the year. In such an environment, we feel that investors will once again focus on corporate earnings and stock-price valuations. We have said for some time that the exuberance in the market would necessarily have to abate, and that the market would, at some point, once again focus on fundamentals. We believe this is beginning to happen and that it should favor the Fund's investment approach, which focuses on identifying well-managed companies that trade at what we believe are attractive valuations relative to their earnings and cash flow. However, market cycles do not end overnight. We expect relatively high market volatility through the end of the year, although perhaps not to the extent that we saw in 1999. We also believe that the market will continue to broaden, which should benefit a well-diversified portfolio, such as that of Seligman Common Stock Fund.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2000

                                                                                       AVERAGE ANNUAL
                                                              ------------------------------------------------------------------
                                                                                               CLASS B      CLASS C      CLASS D
                                                                                                SINCE        SINCE        SINCE
                                                   SIX         ONE        FIVE         10     INCEPTION    INCEPTION    INCEPTION
                                                  MONTHS*     YEAR        YEARS       YEARS     4/22/96     5/27/99      5/3/93
                                                  ------      -----       -----       -----   ---------    ---------    ---------
CLASS A**
With Sales Charge                                  (5.72)%    (9.23)%     12.54%      12.03%       n/a          n/a         n/a
Without Sales Charge                               (1.05)     (4.71)      13.63       12.58        n/a          n/a         n/a

CLASS B**
With CDSC+                                         (6.27)     (9.79)        n/a         n/a      11.26%         n/a         n/a
Without CDSC                                       (1.40)     (5.43)        n/a         n/a      11.59          n/a         n/a

CLASS C**
With Sales Charge and CDSC                         (3.34)     (7.23)        n/a         n/a        n/a        (2.41)%       n/a
Without Sales Charge and CDSC                      (1.39)     (5.41)        n/a         n/a        n/a        (0.70)        n/a

CLASS D**
With 1% CDSC                                       (2.37)     (6.29)        n/a         n/a        n/a          n/a         n/a
Without CDSC                                       (1.39)     (5.41)      12.77         n/a        n/a          n/a       11.86%

LIPPER GROWTH & INCOME FUNDS AVERAGE***            (0.24)      1.85       17.84       14.46      16.26++      5.750       15.81+++
S&P 500***                                         (0.42)      7.24       23.80       17.80      23.09++     12.120       20.60+++

NET ASSET VALUE                                                  DIVIDEND AND CAPITAL GAIN INFORMATION
                                                                 FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                                 DIVIDENDS
            JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 1999      PAID                                     CAPITAL GAIN
            --------------  -----------------   -------------    ----------                                 ------------
CLASS A        $14.55            $14.93             $16.66         $0.050                 PAID                $0.172oo
CLASS B         14.47             14.85              16.59            --                  REALIZED             0.498
CLASS C         14.49             14.87              16.61            --                  UNREALIZED           2.765@
Class D         14.49             14.87              16.61            --

    Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------

    * Returns for periods of less than one year are not annualized.

   ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

  *** The Lipper Growth &Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Growth &Income Funds Average and the S&P 500 exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Growth &Income Funds Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.

    + The CDSC is 5% for periods of one year or less, and 2% since inception.

   ++ From April 30, 1996.

  +++ From April 30, 1993.

    o From May 31, 1999.

   oo Represents realized capital gains from 1999, which were paid to shareholders on June 22, 2000.

    @ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2000.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES                                 CLASS B SHARES
JUNE 30, 1990 TO JUNE 30, 2000                 APRIL 22, 1996+ TO JUNE 30, 2000

[LINE CHART OMITTED]                           [LINE CHART OMITTED]

CLASS A                                        CLASS B

6/30/90              9526                      4/22/96              10000
                     7865                      6/30/96              10326
                     8702                      9/30/96              10394
                     10131                     12/31/96             10921
6/30/91              9924                      3/31/97              11064
                     10691                     6/30/97              12742
                     11308                     9/30/97              13588
                     11497                     12/31/97             13388
6/30/92              11570                     3/31/98              14904
                     11891                     6/30/98              14830
                     12536                     9/30/98              13655
                     13144                     12/31/98             15595
6/30/93              13460                     3/31/99              15399
                     13799                     6/30/99              16741
                     14398                     9/30/99              15026
                     13722                     12/31/99             16057
6/30/94              13794                     3/31/00              16003
                     14337                     6/30/00              15833
                     14126
                     15328                     $15,833**
6/30/95              16442                     Total Value at June 30, 2000
                     17482
                     18105                     $10,000
                     19023                     Initial Amount Invested
6/30/96              19697
                     19855
                     20900
                     21220
6/30/97              24492
                     26158
                     25828
                     28812
6/30/98              28725
                     26495
                     30320
                     30000
6/30/99              32687
                     29365
                     31476
                     31394
06/30/00             31146

$31,146
Total Value at June 30, 2000

$9,526*
Initial Amount Invested

CLASS C SHARES                                 CLASS D SHARES
MAY 27, 1999+ TO JUNE 30, 2000                 MAY 3, 1993+ TO JUNE 30, 2000

[LINE CHART OMITTED]                           [LINE CHART OMITTED]

CLASS C                                        CLASS D

5/27/99              9901                      5/3/93               10000
6/30/99              10388                                          10000
8/31/99              9831                      6/30/93              10256
10/31/99             9970                                           10484
12/31/99             9964                                           10908
2/29/00              8999                                           10348
4/30/00              9777                      6/30/94              10372
6/30/00              9825                                           10747
                                                                    10555
$9,825**                                                            11427
Total Value at June 30, 2000                   6/30/95              12241
                                                                    12988
$9,901*                                                             13423
Initial Amount Invested                                             14083
                                               6/30/96              14542
                                                                    14638
                                                                    15380
                                                                    15581
                                               6/30/97              17945
                                                                    19136
                                                                    18865
                                                                    21000
                                               6/30/98              20897
                                                                    19243
                                                                    21987
                                                                    21698
                                               6/30/99              23602
                                                                    21173
                                                                    22640
                                                                    22548
                                               6/30/00              22324

                                               $22,324
                                               Total Value at June 30, 2000

                                               $10,000
                                               Initial Amount Invested

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------

* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.

** Excludes the effects of the 2% or 1% CDSC for Class B or Class C shares, respectively.

+   Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2000


                                                                                                   PERCENT OF
                                                                                                   NET ASSETS
                                                                                               ------------------
                                                                                               JUNE 30,  DEC. 31,
                                                 ISSUES        COST               VALUE          2000      1999
                                                 ------   --------------     --------------    -------    -------
COMMON STOCKS:
    Aerospace ...................................   --              --                 --          --        0.5
    Automotive and Related ......................    2     $ 7,242,556        $ 7,169,680         1.0        2.2
    Chemicals ...................................    1       6,402,983          5,026,875         0.7        1.0
    Communications ..............................    5      61,522,587         56,829,671         7.9        7.6
    Communications Equipment ....................    2      17,236,863         19,097,850         2.7        2.5
    Computer and Business Services ..............   11     124,505,737        154,581,016        21.4       19.0
    Consumer Goods and Services .................    5      33,815,724         35,438,000         4.9       11.1
    Drugs and Health Care .......................    9      68,022,488         87,460,844        12.1        8.9
    Electric and Gas Utilities ..................    2      16,431,834         21,624,350         3.0        2.6
    Electric Equipment ..........................   --              --                 --          --        4.9
    Electronics .................................   --              --                 --          --        0.8
    Energy ......................................    5      35,452,822         58,978,975         8.2        6.7
    Finance and Insurance .......................   11     103,308,851        141,098,482        19.5       18.0
    Machinery and Industrial Equipment ..........    2      27,346,730         50,735,250         7.0        2.9
    Office Equipment ............................    1      16,406,193         14,672,000         2.0        1.2
    Paper and Forest Products ...................    1       5,674,151          4,873,250         0.7        1.1
    Publishing ..................................   --               --                --          --        0.8
    Retail Trade ................................    5      37,596,214         40,743,841         5.6        5.4
    Transportation ..............................   --               --                --          --        0.2
 ................................................   --    -------------      ------------       -----      -----
                                                    62     560,965,733        698,330,084        96.7       97.4
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES ...............    1      24,150,264         24,150,264         3.3        2.6
                                                    --    -------------      ------------       -----      -----
NET ASSETS ......................................   63    $585,115,997       $722,480,348       100.0      100.0
                                                    ==    ============       ============       =====      =====


LARGEST INDUSTRIES
JUNE 30, 2000


[BAR CHART OMITTED]

COMPUTER AND BUSINESS SERVICES          $154,581,016
FINANCE AND INSURANCE                   $141,098,482
DRUGS AND HEALTH CARE                   $ 87,460,844
ENERGY                                  $ 58,978,975
COMMUNICATIONS                          $ 56,829,671

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


                                                   SHARES
                                          ------------------------
                                                          HOLDINGS
ADDITIONS                                 INCREASE        6/30/00
---------                                 --------        -------
Agilent Technologies ..................    110,000        110,000
Chubb .................................    156,000        276,000
Coastal ...............................    188,000        188,000
Guidant ...............................    156,000        156,000
Home Depot ............................     84,900         84,900
Oracle ................................     43,600         95,600(1)
Pitney Bowes ..........................    176,800        366,800
Sprint ................................    130,000        130,000
Sun Microsystems ......................     60,000         60,000
WorldCom(2) ...........................     90,900        323,400


                                                   SHARES
                                          ------------------------
                                                          HOLDINGS
REDUCTIONS                                DECREASE         6/30/00
----------                                --------         -------
Bestfoods .............................    185,000              --
Clorox ................................    230,000              --
ConAgra ...............................    480,000              --
DaimlerChrysler .......................    110,000              --
Hewlett-Packard .......................     70,000              --
Honeywell International ...............    125,000              --
Intel .................................     66,200         183,800
International Business Machines .......     89,600          75,400
Mellon Bank ...........................    290,000              --
Sara Lee ..............................    375,000              --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------

(1) Includes 52,000 shares received as a result of a 2-for-1 stock split.

(2) Formerly, MCI WorldCom.

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2000

SECURITY                                         VALUE
--------                                      -----------
General Electric ......................       $31,259,400
Microsoft .............................        27,621,206
Intel .................................        24,566,019
Applied Materials .....................        22,491,816
Cisco Systems .........................        21,594,272
United Technologies ...................        19,475,850
Wal-Mart Stores .......................        18,267,125
Bank of New York ......................        17,730,450
American International Group ..........        17,225,500
Chubb .................................        16,974,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 2000

                                          SHARES                     VALUE
                                          ------                 --------------
COMMON STOCKS 96.7%
AUTOMOTIVE AND RELATED  1.0%
Ford Motor                                160,800                $    6,914,400
Visteon                                    21,054                       255,280
                                                                 --------------
                                                                      7,169,680
                                                                 --------------
CHEMICALS 0.7%
duPont (E.I.) de Nemours                  114,900                     5,026,875
                                                                 --------------
COMMUNICATIONS 7.9%
AT&T                                      326,200                    10,316,075
SBC Communications                        334,220                    14,455,015
Sprint                                    130,000                     6,630,000
Verizon Communications                    170,000                    10,582,500
WorldCom*                                 323,400                    14,846,081
                                                                 --------------
                                                                     56,829,671
                                                                 --------------
COMMUNICATIONS EQUIPMENT 2.7%
Lucent Technologies                       142,400                     8,437,200
Nortel Networks (Canada)                  156,200                    10,660,650
                                                                 --------------
                                                                     19,097,850
                                                                 --------------
COMPUTER AND BUSINESS SERVICES 21.4%
Agilent Technologies*                     110,000                     8,112,500
America Online*                            97,900                     5,164,225
Applied Materials*                        248,100                    22,491,816
Cisco Systems*                            339,900                    21,594,272
Dell Computer*                            283,500                    13,988,953
Electronic Data Systems                   225,200                     9,289,500
Intel                                     183,800                    24,566,019
International Business Machines            75,400                     8,261,013
Microsoft*                                345,400                    27,621,206
Oracle*                                    95,600                     8,033,387
Sun Microsystems*                          60,000                     5,458,125
                                                                 --------------
                                                                    154,581,016
                                                                 --------------
CONSUMER GOODS AND SERVICES 4.9%
Anheuser-Busch                            105,700                     7,894,469
Coca-Cola                                 114,900                     6,599,569
Gillette                                  116,200                     4,059,737
PepsiCo                                   275,600                    12,246,975
Procter & Gamble                           81,000                     4,637,250
                                                                 --------------
                                                                     35,438,000
                                                                 --------------
DRUGS AND HEALTH CARE 12.1%
Abbott Laboratories                       193,000                     8,600,563
American Home Products                    229,700                    13,494,875
Baxter International                      114,900                     8,078,906
Bristol-Myers Squibb                      112,250                     6,538,563
Guidant*                                  156,000                     7,722,000
Johnson & Johnson                         128,700                    13,111,312
Merck                                     146,600                    11,233,225
Pfizer                                    229,700                    11,025,600
Schering-Plough                           151,600                     7,655,800
                                                                 --------------
                                                                     87,460,844
                                                                 --------------
ELECTRIC AND GAS UTILITIES 3.0%
Unicom                                    206,700                     7,996,706
Williams Companies (The)                  326,900                    13,627,644
                                                                 --------------
                                                                     21,624,350
                                                                 --------------
ENERGY  8.2%
BP Amoco (ADRs)
(United Kingdom)                          174,600                     9,875,813
Coastal                                   188,000                    11,444,500
Exxon Mobil                               193,000                    15,150,500
Royal Dutch Petroleum
(Netherlands)                             193,000                    11,881,562
Schlumberger                              142,400                    10,626,600
                                                                 --------------
                                                                     58,978,975
                                                                 --------------
FINANCE AND INSURANCE  19.5%
American General                          174,600                    10,650,600
American International Group              146,600                    17,225,500
Bank of America                           294,265                    12,653,395
Bank of New York                          381,300                    17,730,450
Chubb                                     276,000                    16,974,000
Citigroup                                 271,100                    16,333,775
Fannie Mae                                128,700                     6,716,531
Hartford Financial Services Group         229,700                    12,848,844
Lincoln National                          340,000                    12,282,500
Merrill Lynch                             101,000                    11,615,000
Morgan (J.P.)                              55,100                     6,067,887
                                                                 --------------
                                                                    141,098,482
                                                                 --------------
MACHINERY AND INDUSTRIAL EQUIPMENT 7.0%
General Electric                          589,800                    31,259,400
United Technologies                       330,800                    19,475,850
                                                                 --------------
                                                                     50,735,250
                                                                 --------------
OFFICE EQUIPMENT   2.0%
Pitney Bowes                              366,800                    14,672,000
                                                                 --------------
PAPER AND FOREST PRODUCTS 0.7%
Mead                                      193,000                     4,873,250
                                                                 --------------
RETAIL TRADE  5.6%
Costco Wholesale*                          87,100                     2,877,022
CVS                                       277,500                    11,100,000
Home Depot                                 84,900                     4,239,694
May Department Stores                     177,500                     4,260,000
Wal-Mart Stores                           317,000                    18,267,125
                                                                 --------------
                                                                     40,743,841
                                                                 --------------
TOTAL COMMON STOCKS
  (Cost $560,965,733)                                               698,330,084
SHORT-TERM HOLDING 4.3%
  (Cost $31,000,000)                                                 31,000,000
                                                                 --------------
TOTAL INVESTMENTS 101.0%
(Cost $591,965,733)                                                 729,330,084
OTHER ASSETS LESS LIABILITIES                (1.0)%                  (6,849,736
                                            -----                --------------
NET ASSETS                                  100.0%               $  722,480,348
                                            =====                ==============

----------

*   Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments, at value:
Common stocks (cost $560,965,733) ............. $698,330,084
  Short-term holding (cost $31,000,000) .......   31,000,000       $729,330,084
                                                ------------
Cash .......................................................            428,371
Receivables for securities sold ............................            891,640
Receivable for interest and dividends ......................            567,058
Receivable for Capital Stock sold ..........................            160,865
Investment in, and expenses prepaid
  to, shareholder service agent ............................            113,737
Other ......................................................             20,325
                                                                   ------------
TOTAL ASSETS ...............................................        731,512,080
                                                                   ------------
LIABILITIES:
Payable for securities purchased ...........................          7,091,429
Payable for Capital Stock repurchased ......................            706,765
Accrued expenses and other .................................          1,233,538
                                                                   ------------
TOTAL LIABILITIES ..........................................          9,031,732
                                                                   ------------
NET ASSETS .................................................       $722,480,348
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value;
500,000,000 shares authorized;
  49,677,659 shares outstanding):
  Class A ..................................................        $21,565,727
  Class B ..................................................          1,177,939
  Class C ..................................................            235,873
  Class D ..................................................          1,859,291
Additional paid-in capital .................................        536,020,324
Dividends in excess of net investment income ...............           (820,655)
Undistributed net realized gain ............................         25,077,498
Net unrealized appreciation of investments .................        137,364,351
                                                                   ------------
NET ASSETS .................................................       $722,480,348
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($627,664,045 / 43,131,453 shares) .................             $14.55
                                                                         ======
CLASS B ($34,101,269 / 2,355,878 shares) ...................             $14.47
                                                                         ======
CLASS C ($6,835,115 / 471,747 shares) ......................             $14.49
                                                                         ======
CLASS D ($53,879,919 / 3,718,581 shares) ...................             $14.49
                                                                         ======


----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
  of $44,367) ............................        $5,096,230
Interest .................................           746,022
                                                  ----------
TOTAL INVESTMENT INCOME ..................        $5,842,252

EXPENSES:
Management fee ...........................         2,375,024
Distribution and service fees ............         1,279,585
Shareholder account services .............           599,392
Shareholder reports and communications ...            82,392
Custody and related services .............            61,520
Registration .............................            46,661
Auditing and legal fees ..................            41,195
Directors' fees and expenses .............             8,486
Miscellaneous ............................            10,915
                                                 -----------
TOTAL EXPENSES .............................................         4,505,170
                                                                   -----------
NET INVESTMENT INCOME ......................................         1,337,082

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments .........       24,758,269
Net change in unrealized appreciation
  of investments .........................      (36,947,873)
                                                -----------
NET LOSS ON INVESTMENTS ....................................       (12,189,604)
                                                                   -----------
DECREASE IN NET ASSETS FROM OPERATIONS .....................      $(10,852,522)
                                                                   ===========

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                     JUNE 30,      DECEMBER 31,
                                                       2000            1999
                                                   ------------    ------------
OPERATIONS:
Net investment income ..........................     $1,337,082     $11,745,510
Net realized gain on investments ...............     24,758,269      73,439,275
Net change in unrealized appreciation
  of investments ...............................    (36,947,873)    (54,646,312)
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............................    (10,852,522)     30,538,473
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ......................................     (2,179,737)    (10,622,834)
  Class B ......................................             --        (304,424)
  Class C ......................................             --         (11,524)
  Class D ......................................             --        (606,895)
Net realized gain on investments:
  Class A ......................................     (7,393,939)    (54,859,234)
  Class B ......................................       (403,004)     (3,295,415)
  Class C ......................................        (78,509)       (240,249)
  Class D ......................................       (644,948)     (6,096,530)
                                                  ------------    ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......    (10,700,137)    (76,037,105)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............     12,482,439      34,457,740
Investment of dividends ........................      1,224,455       6,726,109
Exchanged from associated Funds ................     25,851,410     227,652,546
Value of shares issued in payment of
  gain distributions ...........................      5,950,591      46,902,138
                                                   ------------    ------------
Total ..........................................     45,508,895     315,738,533
                                                   ------------    ------------
Cost of shares repurchased .....................    (63,193,175)   (110,774,095)
Exchanged into associated Funds ................    (42,455,568)   (236,149,912)
                                                   ------------    ------------
Total ..........................................   (105,648,743)   (346,924,007)
                                                   ------------    ------------
DECREASE IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ..............    (60,139,848)    (31,185,474)
                                                   ------------    ------------
DECREASE IN NET ASSETS .........................    (81,692,507)    (76,684,106)

NET ASSETS:
Beginning of period ............................    804,172,855     880,856,961
                                                   ------------    ------------
END OF PERIOD (including (dividends
  in excess of)/undistributed net
  investment income of $(820,655)
  and $22,000, respectively) ...................   $722,480,348    $804,172,855
                                                   ============    ============

----------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Common Stock Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into USdollars at the rate of exchange prevailing on the respective dates of such transactions.

    The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2000, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2000, amounted to $118,692,170 and $191,221,138, respectively.

    At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $166,716,083 and $29,351,732, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 2000, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $13,716, from sales of Class A shares. Commissions of $103,037 and $29,711 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2000, fees incurred under the Plan aggregated $778,857 or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $178,412, $26,716, and $295,600, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2000, such charges amounted to $6,689.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2000, amounted to $3,338.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2000, Seligman Services, Inc. received commissions of $10,458 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $164,918, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $599,392 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

NOTES TO FINANCIAL STATEMENTS

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2000, of $151,902 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2000, the Fund did not borrow from the credit facility.

7. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.50 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                  CLASS A
                          -----------------------------------------------------
                              SIX MONTHS ENDED              YEAR ENDED
                                JUNE 30, 2000            DECEMBER 31, 1999
                          ------------------------   --------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          -----------   ----------   -----------   ------------
Sale of shares ........      407,377    $5,871,973       887,890    $14,060,961
Investment of
  dividends ...........       85,065     1,224,455       377,181      5,949,510
Exchanged from
  associated Funds ....    1,248,479    18,247,018    12,321,378    197,449,028
Shares issued in
  payment of gain
  distributions .......      349,646     5,062,911     2,476,076     38,015,344
                          -----------   ----------   -----------   ------------
Total .................    2,090,567    30,406,357    16,062,525    255,474,843
                          -----------   ----------   -----------   ------------
Cost of shares
  repurchased .........   (3,219,329)  (46,381,904)   (5,263,262)   (83,137,919)
Exchanged into
  associated Funds ....   (1,625,943)  (23,308,342)  (13,102,909)  (209,212,249)
                          -----------   ----------   -----------   ------------
Total .................   (4,845,272)  (69,690,246)  (18,366,171)  (292,350,168)
                          -----------   ----------   -----------   ------------
Decrease ..............   (2,754,705) $(39,283,889)   (2,303,646)  $(36,875,325)
                          ===========   ==========   ===========   ============

                                                  CLASS B
                          -----------------------------------------------------
                              SIX MONTHS ENDED              YEAR ENDED
                                JUNE 30, 2000            DECEMBER 31, 1999
                          ------------------------   --------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          -----------   ----------   -----------   ------------
Sale of shares .........      164,575   $2,331,522       592,378     $9,363,534
Investment of
  dividends ............           --           --        15,918        250,377
Exchanged from
  associated Funds .....      346,184    4,947,753       546,804      8,552,742
Shares issued in
  payment of gain
  distributions ........       20,968      302,091       197,475      3,013,341
                          -----------   ----------   -----------   ------------
Total ..................      531,727    7,581,366     1,352,575     21,179,994
                          -----------   ----------   -----------   ------------
Cost of shares
  repurchased ..........     (309,466)  (4,433,060)     (381,174)    (5,949,115)
Exchanged into
  associated Funds .....     (688,901)  (9,692,411)     (381,160)    (5,868,263)
                          -----------   ----------   -----------   ------------
Total ..................     (998,367) (14,125,471)     (762,334)   (11,817,378)
                          -----------   ----------   -----------   ------------
Increase
  (Decrease) ...........     (466,640) $(6,544,105)      590,241     $9,362,616
                          ===========   ==========   ===========   ============


                                                 CLASS C
                          -----------------------------------------------------
                              SIX MONTHS ENDED              May 27, 1999*
                                JUNE 30, 2000            To December 31, 1999
                          ------------------------   --------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          -----------   ----------   -----------   ------------
Sale of shares .........      205,840   $2,954,862       302,005     $4,761,445
Investment of
  dividends ............           --           --           727         10,981
Exchanged from
  associated Funds .....       28,151      418,510         3,953         58,258
Shares issued in
  payment of gain
  distributions ........        5,031       72,548        15,185        229,899
                          -----------   ----------   -----------   ------------
Total ..................      239,022    3,445,920       321,870      5,060,583
                          -----------   ----------   -----------   ------------
Cost of shares
  repurchased ..........      (16,753)    (240,551)       (2,597)       (39,412)
Exchanged into
  associated Funds .....      (47,699)    (685,641)      (22,096)      (332,945)
                          -----------   ----------   -----------   ------------
Total ..................      (64,452)    (926,192)      (24,693)      (372,357)
                          -----------   ----------   -----------   ------------
Increase ...............      174,570   $2,519,728       297,177     $4,688,226
                          ===========   ==========   ===========   ============

* Commencement of offering of shares.

                                                 CLASS D
                          -----------------------------------------------------
                              SIX MONTHS ENDED              YEAR ENDED
                                JUNE 30, 2000            DECEMBER 31, 1999
                          ------------------------   --------------------------
                             SHARES       AMOUNT        SHARES         AMOUNT
                          ----------    ----------   -----------   ------------
Sale of shares ........       92,252    $1,324,082       396,631     $6,271,800
Investment of
  dividends ...........           --            --        32,682        515,241
Exchanged from
  associated Funds ....      156,181     2,238,129     1,356,192     21,592,518
Shares issued in
  payment of gain
  distributions .......       35,578       513,041       369,261      5,643,554
                          ----------    ----------   -----------   ------------
Total .................      284,011     4,075,252     2,154,766     34,023,113
                          ----------    ----------   -----------   ------------
Cost of shares
  repurchased .........     (850,952)  (12,137,660)   (1,378,622)   (21,647,649)
Exchanged into
  associated Funds ....     (620,911)   (8,769,174)   (1,313,666)   (20,736,455)
                          ----------    ----------   -----------   ------------
Total .................   (1,471,863)  (20,906,834)   (2,692,288)   (42,384,104)
                          ----------    ----------   -----------   ------------
Decrease ..............   (1,187,852) $(16,831,582)     (537,522)   $(8,360,991)
                          ==========    ==========   ===========   ============

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                                         ENDED        ------------------------------------------------------------
                                                        6/30/00         1999         1998         1997         1996         1995
                                                        --------      --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................     $14.93        $15.77       $15.92       $14.89       $14.19       $12.12
                                                        --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................       0.03          0.23         0.28         0.30         0.35         0.36
Net realized and unrealized gain
on investments ......................................      (0.19)         0.39         2.32         3.18         1.81         3.00
Net realized and unrealized gain
from foreign currency transactions ..................         --            --           --        (0.07)          --         0.01
                                                        --------      --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ....................      (0.16)         0.62         2.60         3.41         2.16         3.37
                                                        --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (0.05)        (0.23)       (0.28)       (0.32)       (0.34)       (0.36)
Distributions from net realized
  capital gains .....................................      (0.17)        (1.23)       (2.47)       (2.06)       (1.12)       (0.94)
                                                        --------      --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS .................................      (0.22)        (1.46)       (2.75)       (2.38)       (1.46)       (1.30)
                                                        --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ......................     $14.55        $14.93       $15.77       $15.92       $14.89       $14.19
                                                        ========      ========     ========     ========     ========     ========

TOTAL RETURN:                                              (1.05)%        3.82%       17.40%       23.58%       15.44%       28.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............    $627,664      $684,874     $760,176     $734,635     $656,260     $614,400
Ratio of expenses to average net assets .............       1.13%+        1.13%        1.11%        1.13%        1.15%        0.93%
Ratio of net investment income to
  average net assets ................................       0.47%+        1.49%        1.73%        1.83%        2.36%        2.56%
Portfolio turnover rate .............................      16.62%        70.72%       93.67%      106.02%       56.10%       46.08%

----------

See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                            CLASS B                             CLASS C
                                                   ----------------------------------------------------   ---------------------
                                                    SIX MONTHS      YEAR ENDED DECEMBER 31,    4/22/96*   SIX MONTHS    5/27/99*
                                                       ENDED     ----------------------------     TO         ENDED         TO
                                                    6/30/00        1999       1998      1997   12/31/96     6/30/00     12/31/99
                                                    --------     -------    -------    ------    -----      -------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............   $14.85      $15.71     $15.88     $14.87    $14.80      $14.87      $16.06
                                                    -------     -------    -------    -------    ------      ------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................    (0.02)       0.11       0.16       0.17      0.15       (0.02)      (0.01)
Net realized and unrealized gain (loss)
  on investments .................................    (0.19)       0.38       2.31       3.17      1.20       (0.19)      (0.07)
Net realized and unrealized loss
  from foreign currency transactions .............       --          --         --      (0.07)       --          --          --
                                                    -------     -------    -------    -------    ------      ------     -------
TOTAL FROM INVESTMENT OPERATIONS .................    (0.21)       0.49       2.47       3.27      1.35       (0.21)      (0.08)
                                                    -------     -------    -------    -------    ------      ------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --       (0.12)     (0.17)     (0.20)    (0.16)         --       (0.08)
Distributions from net realized capital gains ....    (0.17)      (1.23)     (2.47)     (2.06)    (1.12)      (0.17)      (1.03)
                                                    -------     -------    -------    -------    ------      ------     -------
TOTAL DISTRIBUTIONS ..............................    (0.17)      (1.35)     (2.64)     (2.26)    (1.28)      (0.17)      (1.11)
                                                    -------     -------    -------    -------    ------      ------     -------
NET ASSET VALUE, END OF PERIOD ...................   $14.47      $14.85     $15.71     $15.88    $14.87      $14.49      $14.87
                                                    =======     =======    =======    =======    ======      ======     =======
TOTAL RETURN:                                       (1.40)%       2.97%     16.48%     22.59%     9.21%      (1.39)%      0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........  $34,101     $41,928    $35,073    $19,568    $6,451      $6,835      $4,420
Ratio of expenses to average net assets ..........    1.88%+      1.89%      1.87%      1.89%     1.92%+      1.88%+      1.91%+
Ratio of net investment income (loss)
  to average net assets ..........................  (0.28)%+      0.73%      0.97%      1.07%     1.55%+    (0.28)%+    (0.08)%+
Portfolio turnover rate ..........................   16.62%      70.72%     93.67%    106.02%    56.10%++    16.62%      70.72%**

                                                                                            CLASS D
                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                                            ENDED       ----------------------------------------------------------
                                                           6/30/00        1999        1998        1997        1996         1995
                                                           -------      -------     -------     -------     -------     ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $14.87       $15.73      $15.89      $14.87      $14.16         $12.07
                                                           -------      -------     -------     -------     -------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........................     (0.02)        0.11        0.16        0.17        0.24           0.24
Net realized and unrealized gain
  on investments .......................................     (0.19)        0.38        2.32        3.18        1.80           3.00
Net realized and unrealized gain (loss)
  from foreign currency transactions ...................        --           --          --       (0.07)         --           0.01
                                                           -------      -------     -------     -------     -------     ----------
TOTAL FROM INVESTMENT OPERATIONS .......................     (0.21)        0.49        2.48        3.28        2.04           3.25
                                                           -------      -------     -------     -------     -------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................        --        (0.12)      (0.17)      (0.20)      (0.21)         (0.22)
Distributions from net realized capital gains ..........     (0.17)       (1.23)      (2.47)      (2.06)      (1.12)         (0.94)
                                                           -------      -------     -------     -------     -------     ----------
TOTAL DISTRIBUTIONS ....................................     (0.17)       (1.35)      (2.64)      (2.26)      (1.33)         (1.16)
                                                           -------      -------     -------     -------     -------     ----------
NET ASSET VALUE, END OF PERIOD .........................    $14.49       $14.87      $15.73      $15.89      $14.87         $14.16
                                                           =======      =======     =======     =======     =======     ==========
TOTAL RETURN:                                              (1.39)%        2.97%      16.55%      22.66%      14.58%         27.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...............   $53,880      $72,950     $85,608     $80,896     $63,938        $46,564
Ratio of expenses to average net assets ................     1.88%+       1.89%       1.87%       1.89%       1.91%          1.72%
Ratio of net investment income (loss) to
  average net assets ...................................    (0.28)%+      0.73%       0.97%       1.07%       1.61%          1.80%
Portfolio turnover rate ................................     16.62%      70.72%      93.67%     106.02%      56.10%         46.08%

----------
  * Commencement of offering of shares. ** For the year ended December 31, 1999. + Annualized.
 ++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMON STOCK FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc., including the portfolio of investments, as of June 30, 2000, and the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of June 30, 2000, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
August 11, 2000

BOARD OF DIRECTORS



JOHN R. GALVIN (2, 4)
DIRECTOR, RAYTHEON COMPANY
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
    J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
    Investment Company Institute

DIRECTOR EMERITUS
Fred E. Brown
DIRECTOR AND CONSULTANT,
    J. & W. Seligman & Co. Incorporated

----------------
Member:     (1) Executive Committee
            (2) Audit Committee
            (3) Director Nominating Committee
            (4) Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche llp

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450       Shareholder Services

(800) 445-1777       Retirement Plan Services

(212) 682-7600       Outside the United States

(800) 622-4597       24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------

Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                [SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMON STOCK FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



EQCS3  6/00                             [RECYCLE LOGO] Printed on Recycled Paper